December 19, 2023 VIA EMAIL Wayne Withrow [Residence Address Omitted] Dear Wayne: This letter will confirm important details regarding your separation of employment from SEI Investments Company (“SEI”), effective February 28, 2024 (the “Separation Date”). 1. If you participate in SEI’s group health and dental insurance plans, coverage will end on the last day of the calendar month in which your employment terminates. WEX-Discovery Benefits, SEI’s COBRA administrator, will send information about COBRA under separate cover. The information will outline eligibility information and criteria for continuing participation in the group plans at your expense. To the extent that you timely elect COBRA coverage, SEI will make the payments contemplated in the Agreement on your behalf. 2. Participation in SEI’s life insurance, short-term and long-term disability programs will end on the Separation Date. Subject to the terms of those programs, you may be able to convert your group insurance to individual contracts if you submit an application within 31 days of the coverage termination date. 3. In addition, contributions to your 401(k) account will cease as of the Separation Date. The Workforce Benefits Team will send you an information packet that will address your options to maintain your account in the SEI Plan or take a distribution (including rolling over to another account). Information about the other SEI employee benefit plans will also be included in the packet. 4. Pursuant to the terms of the SEI 2014 Omnibus Equity Compensation Plan and related grant agreements, the unvested portion of any equity awards that you hold on the Separation Date will be cancelled immediately and the vested portion of any equity awards that you hold on the Separation Date will be exercisable for 90 days after the Separation Date. After such 90-day period, all vested and unexercised equity awards will be cancelled. 5. SEI will pay you at your regular base rate of pay through the Separation Date, in accordance with SEI’s regular payroll practices. Any unreimbursed business expenses you may have incurred as of the Separation Date will be reimbursed in accordance with SEI practice. You will also receive payment for accrued but unused Paid Time Off in accordance with company policy.

Page 2 6. On or before the Separation Date, you must return all SEI property, including but not limited to equipment, materials and other items of SEI that are in your possession or control. 7. Please carefully review the attached Confidential Separation Agreement and General Release of Claims (the “Agreement”). If you timely sign and agree to the terms and conditions in the Agreement, SEI will compensate you and provide the benefits described therein. We wish you success in your future endeavors. If you have any questions regarding this letter or the attached Agreement, please contact me. Please direct any questions concerning employee benefits to Workforce Benefits at [phone number omitted]. Sincerely, /s/Ryan Hicke Ryan Hicke

CONFIDENTIAL SEPARATION AND GENERAL RELEASE OF CLAIMS AGREEMENT This Confidential Separation and General Release of Claims Agreement (“Agreement”) is entered into by and between SEI Investments Company (“SEI”) and Wayne Withrow (“Employee”). For and in consideration of the promises set forth in this Agreement, and intending to be legally bound, SEI and Employee agree as follows: 1. Separation of Employment. Employee’s employment with SEI will terminate on February 28, 2024 (the “Separation Date”). Effective at the close of business on the Separation Date, Employee shall resign from all offices held by Employee with SEI and any subsidiary or affiliate of SEI. Employee will continue to diligently perform services for SEI as requested in accordance with all applicable SEI policies and procedures and receive Employee’s regular base salary and benefits through the Separation Date. Employee expressly acknowledges that the receipt of any consideration as described in this Agreement is contingent upon Employee’s diligent performance of duties in accordance with all applicable SEI policies and procedures, as requested, through the Separation Date and Employee’s cooperation with any process or request relating to knowledge transfer and transition of responsibilities to a person or persons selected by SEI. 2. Consideration and Benefits. In consideration for this Agreement and Employee’s general release of claims and restrictive covenant obligations, and provided that (i) Employee timely executes and does not revoke this Agreement, (ii) Employee timely executes and does not revoke a Supplemental Release Agreement (“Supplemental Agreement”) in substantially the form attached as Exhibit A to be signed and delivered by Employee on or around the Separation Date, and (iii) Employee complies with all of the terms of this Agreement and the Supplemental Agreement, SEI agrees to provide the following payments and benefits to Employee: (a) A payment of $3,800,000 (the “Severance Amount”), which will be made in equal installments on a biweekly basis beginning on the next reasonably practicable payroll date following the Separation Date after receipt of the Employee’s signed Supplemental Agreement and after the expiration of the applicable revocation period referenced below for a period of 24 months. The biweekly Severance Amount payments will be subject to withholding of all applicable deductions and withholdings required by law or authorized by Employee and made as and when normal payroll payments are made to US-based employees in the ordinary course. (b) Provided that Employee participates in SEI’s medical, dental and/or vision plans as of the Separation Date and properly and timely elects to continue Employee’s existing coverage of the same under SEI’s group medical and/or dental insurance plans pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), SEI will pay a portion of Employee’s COBRA contribution premiums on Employee’s behalf for the time period described below. Employee will be responsible to pay 20% of the monthly COBRA premium costs. SEI will pay the balance of the monthly premium costs on Employee’s behalf for 12 months. After this 12 month period, Employee may continue to pay the entire cost of COBRA coverage solely at Employee’s own expense. If Employee is eligible for and enrolled in Medicare, in lieu of the COBRA subsidy detailed in this subparagraph, SEI will subsidize the payment toward the cost of Medigap (Medicare supplemental benefits) for the 12 month period.

Page 2 In the event that Employee breaches any commitments described in this Agreement, in addition to other available remedies, SEI shall have no obligation to make any payments or provide any benefits described above that have not yet been made. 3. Acknowledgements; No Other Amounts Due. Employee acknowledges and understands that the Consideration and Benefits described above are items to which Employee is not otherwise entitled, and that Employee is receiving the Consideration and Benefits as a result of entering into this Agreement and the Supplemental Agreement and agreeing to comply with all provisions. Employee acknowledges that, except for any remaining annual salary and accrued but unused paid time off that Employee may be owed, SEI has paid Employee all wages, salaries, bonuses, benefits and other amounts earned and accrued, less applicable deductions and withholdings, and that SEI has no obligation to pay any additional amounts other than the payment(s) described in the Consideration and Benefits section above and any remaining wages and accrued but unused paid time off. Employee acknowledges and agrees that except as described in this Agreement or in connection with any vested benefits or stock options in accordance with the terms of the applicable plans, policies, or programs, Employee is not entitled to anything further from SEI or its employee benefit plans. 4. Release of Claims. In exchange for the Consideration and Benefits described above, upon execution of this Agreement, Employee knowingly and voluntarily waives and releases SEI, its affiliates, subsidiaries, investment funds, and divisions, each of their respective predecessors, successors and assigns, and each of their respective past and present employees, officers, directors, managers, partners, members, shareholders, trustees, attorneys, insurers and reinsurers, and agents, and any employee benefit plan for which Employee is or was a participant or beneficiary, and such plans’ current and former administrators, fiduciaries, trustees, record keepers, parties-in-interest, plan administration committees, plan administration committee members, investment committees, investment committee members, plan design committees, plan design committee members, claim administrators, investment advisors, investment options, and agents, representatives, insurers and reinsurers (collectively, “Releasees”), of and from any actions, suits, debts, claims and demands whatsoever in law or in equity (collectively, “Claims”) which Employee ever had, now has, or may have, or which the heirs, executors or administrator of Employee hereafter may have, known or unknown, based upon any fact, circumstance or event occurring or existing up through the date Employee executes this Agreement. This Release specifically includes, but is not limited to any Claims arising out of or related to Employee’s employment with SEI or the separation of that employment, including but not limited to all Claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, 42 U.S.C. Section 1981, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, the Equal Pay Act of 1963, the Genetic Information Nondiscrimination Act of 2008, the Family and Medical Leave Act of 1993, the National Labor Relations Act, the Worker Adjustment and Retraining Notification Act, the Uniform Services Employment and Reemployment Rights Act, any federal, state or local law or order arising from and/or enacted to address the COVID-19 virus, and the Age Discrimination in Employment Act, as amended by the Older Workers Benefits Protection Act, each as amended. Employee also hereby waives and releases any Claims under the Pennsylvania Human Relations Act, the Pennsylvania Whistleblower Law, the Pennsylvania Equal Pay Law, and any other federal, state or local laws or regulations prohibiting discrimination in the workplace or that otherwise regulate employment terms and conditions, as well as any Claims for wrongful termination, breach of express or implied contract, unfair treatment, discrimination, harassment, retaliation, whistleblower

Page 3 violations (to the fullest extent they may be released under applicable law), violation of public policy, intentional or negligent infliction of emotional distress, defamation or other tort Claims, or any other claims under common law now or hereafter recognized that relate in any way to Employee’s employment with SEI, or the separation of that employment, up to and including the date Employee executes this Agreement. This Release specifically includes any Claims for attorneys’ fees and costs that are or may be incurred by Employee for any reason. Employee is also releasing and waiving any and all Claims Employee might otherwise be able to bring on behalf of any employee benefit plan for which Employee is or was a participant or beneficiary. Employee is not waiving any right to Employee’s vested account balance under the written terms of SEI’s Capital Accumulation Plan (401(k) Plan), claims for unemployment or workers’ compensation benefits, any medical claim or any judgment or monetary awards or settlements that may arise related to medical benefits under the group health plan sponsored by SEI, claims arising after the date on which Employee signs this Agreement, or claims that are not otherwise waivable under applicable law. 5. Covenant Not to Sue. Employee confirms that to date, Employee has not caused or permitted any charge, complaint, lawsuit, arbitration or any other action or proceeding whatsoever to be filed against SEI or any of the Releasees based on Employee’s employment with SEI or the termination of that employment. Employee agrees never to file any complaint, demand for arbitration, or lawsuit against SEI or any of the Releasees, or allow any other party acting on Employee’s behalf to do so, based on or asserting any claims relating to Employee’s employment with SEI, the termination of employment with SEI, or any of the Claims released in this Agreement (including but not limited to Claims on Employee’s own behalf or on behalf of any employee benefit plan for which Employee is or was a participant or beneficiary). Nothing in this Agreement is intended to interfere with Employee’s right to file a charge or participate in an administrative investigation or proceeding; provided, however, that Employee expressly releases and waives any right to recovery of any type from SEI or the Releasees, including back pay, front pay, compensatory damages, liquidated or punitive damages, attorneys’ fees, reinstatement, or any other benefit, in any administrative, court or other action, whether federal, state or local, and whether brought by Employee or on Employee’s behalf, related in any way to the matters released in this Agreement. 6. Reports to Government Entities. Nothing in this Agreement restricts or prohibits Employee from initiating communications directly with, responding to any inquiries from, providing testimony before, providing confidential information to, reporting possible violations of law or regulation to, or from filing a claim or assisting with an investigation directly with a self- regulatory authority or a government agency or entity, including the U.S. Equal Employment Opportunity Commission, Department of Labor, National Labor Relations Board, Department of Justice, Securities and Exchange Commission, Congress, and any agency Inspector General (collectively, the “Regulators”), or from making other disclosures that are protected under the whistleblower provisions of federal, state or local law or regulation. Employee does not need to notify SEI or obtain SEI’s authorization prior to engaging in any such conduct. However, to the maximum extent permitted by law, Employee is waiving any right to receive any individual monetary relief from SEI or any Releasee resulting from such claims or conduct, regardless of whether Employee or another party has filed them, and in the event Employee obtains such monetary relief, SEI will be entitled to an offset for the payments made pursuant to this Agreement. This Agreement does not limit Employee’s ability to receive an award from any Regulator that provides awards for providing information relating to a potential violation of law.

Page 4 7. Confidentiality of Agreement. Employee shall not disclose or cause to be disclosed the terms of this Agreement or the Supplemental Agreement to any person (other than Employee’s immediate family members, attorney and financial or tax advisor), except pursuant to a lawful subpoena, or as otherwise set forth in this Agreement (including but not limited to Paragraph 6) or permitted by law. This provision is not intended to restrict Employee’s legal right to discuss the terms and conditions of Employee’s employment. 8. No Disclosure of Confidential Information. In consideration of the Consideration and Benefits described above, Employee acknowledges that Employee has had access to confidential and proprietary information that SEI and Releasees have developed, acquired, created, compiled, discovered or owns, that has value to SEI’s and Releasees’ businesses and that is not generally known or available to the public and that SEI wishes to maintain as confidential and proprietary. Such information is generally described as Confidential Information, and includes, but is not limited to SEI’s client, prospective client, vendor, and business relationships’ financial and investment data, and contracts; data, analytics, reports, and analyses; systems, processes, and methods; pricing information and policies; investment, marketing, sales, business, expansion, and product and service development strategies; security systems; network, product and equipment designs; financial information, forecasts, forecasting methodologies, budgets, sales and inventory figures; product and service performance and technical information; inventions, methodologies, algorithms, formulas, computer programs, research directions, designs, and specifications; confidential information or data generated by third-parties, including clients, investors and prospects; and SEI technology, including software, computer models, databases, programs, platforms, processes, and the methods used to create them and the information contained therein. Employee agrees to hold confidential all Confidential Information concerning SEI and Releasees, whether with respect to its or their business, vendors, customers, operations, finances, employees, contractors, or otherwise. Employee may only disclose Confidential Information: (i) as permitted by law if disclosure is made in confidence to a government official or attorney, either directly or indirectly, solely for the purpose of reporting or investigating a suspected violation of law or in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal and not disclosed, except pursuant to court order; or (ii) as necessary to comply with or respond to any subpoena issued by a Federal or State Agency or court or to any valid court order by a court of competent jurisdiction. If Employee receives any such subpoena, Employee shall notify SEI as promptly as practicable and, where possible, prior to any such disclosure, provide SEI with a reasonable opportunity to object to or limit such disclosure as permitted by applicable law. 9. No Solicitation or Interference with Clients. In consideration for the Consideration and Benefits described above, for a period of 18 months following the Separation Date (the “Restricted Period”), Employee shall not in any way, for himself, or for or on behalf of any other person, company, or other entity, directly or indirectly through others: (a) sell to, solicit, or contact for business purposes (or attempt to do any of the foregoing) any SEI Client, as defined below, for the purpose or which has the effect of competing with or harming SEI’s business; or (b) entice, induce, persuade, attempt to persuade or otherwise cause (or attempt to do any of the foregoing) any SEI Client, as defined, to terminate his, her or its relationship with SEI, to refrain from doing business with or rendering services to SEI, or to do any act that may interfere with or result in the impairment of the relationship between SEI and any SEI Clients.

Page 5 For purposes of this Agreement, “SEI Client” shall include any person, company, or other entity (including their directors, officers, executives, managers, employees, agents, and representatives) that Employee had contact with, responsibility for or Confidential Information about and to which or to whom SEI provides technologies, products, or services or is an active prospect that SEI has developed or targeted in the business. The Restricted Period, which Employee acknowledges is a reasonable period of time, shall be enforced by a court from the date of the last breach or violation of the applicable restrictions. 10. No Solicitation or Interference with Business Relationships. In consideration for the Consideration and Benefits described above, during the Restricted Period, Employee shall not in any way, for himself, or for or on behalf of any other person, company, or other entity, directly or indirectly through others: (a) contact for business purposes, solicit, entice, induce, persuade, attempt to persuade or otherwise cause (or attempt to do any of the foregoing) any SEI Business Relationship, as defined, to terminate his, her or its relationship with SEI, to refrain from doing business with or rendering services to SEI, or to do any act that may interfere with or result in the impairment of the relationship between SEI and any SEI Client or Business Relationship; or (b) solicit, retain, hire or employ (or attempt to do any of the foregoing) any SEI Business Relationship for the purpose or which has the effect of competing with or harming SEI’s business. For purposes of this Agreement, “Business Relationship” shall include any person, company, or other entity (including their directors, officers, executives, managers, employees, agents, and representatives) that Employee had contact with, responsibility for or Confidential Information about and (1) from which or from whom SEI obtained or received (or currently obtains or receives) technologies, products or services; or (2) with whom SEI has a business partnership or alliance in any way. 11. No Solicitation of SEI Employees and Contractors. In consideration for the Consideration and Benefits described above, during the Restricted Period, Employee shall not in any way, for himself, or for or on behalf of any other person, company, or other entity, directly or indirectly through others engage in any activity that involves the solicitation or hiring of an employee, independent contractor or consultant, or any employee of any vendor who worked with SEI within the last two years of Employee’s employment on business matters for which Employee was responsible, directly or indirectly, or with whom Employee had contact. 12. No Competition. In consideration for the Consideration and Benefits described above, during the Restricted Period, Employee shall not in any way, for or on behalf of himself, or for or on behalf of any other person, company, or other entity, directly or indirectly through others, perform (or assist others to perform) work for a competitor in any position or in any geographic location in which Employee could disadvantage SEI or advantage the competitor through: (i) use or disclosure of Confidential Information; (ii) use of specialized training or education provided by or paid for by SEI; and/or (iii) use of SEI’s goodwill and/or any SEI Client or Business Relationship. Employee understands and acknowledges that, based on the position of trust and confidence Employee held with SEI and Employee’s job responsibilities that the geographic scope of this restriction may be global. 13. No Disparagement. For the consideration set forth above, Employee agrees not to make any statement, whether oral or written, that in any way disparages SEI or any of the

Page 6 Releasees, or any of its or their business practices, products or services. Employee understands and agrees that this provision is an essential term of the Agreement and that the violation thereof would constitute a material breach of the Agreement. Nothing in this Paragraph, or elsewhere in this Agreement, is intended to prevent or prohibit Employee from: (i) providing information regarding Employee's former employment relationship with SEI, as may be required by law or legal process; or (ii) cooperating, participating or assisting in any government entity investigation or proceeding. 14. Time to Consider Agreement; Revocation. Employee has read the terms of this Agreement and understands its terms and effects. Employee is advised to consult with an attorney before signing this Agreement, and Employee understands that it is Employee’s decision whether or not to consult with an attorney. Employee has signed this Agreement with the intention of releasing all claims against SEI and Releasees in exchange for the Consideration and Benefits described in this Agreement, which Employee acknowledges is valid and sufficient consideration for this Agreement. Employee may consider this Agreement for a period of up to twenty-one (21) calendar days from the date on which it is presented to Employee. Employee may revoke this Agreement at any time within seven (7) calendar days after signing it by delivering written notice to the attention of Colleen Stratton, Email: [email address omitted]; Facsimile: [Facsimilie number omitted], Address: SEI Investments Company, 1 Freedom Valley Drive, Oaks PA 19456. If Employee fails to sign and return this Agreement or revokes this Agreement on a timely basis, this Agreement shall be null and void and SEI shall have no obligations hereunder. Subject to Employee's promises and obligations as set forth in this Agreement, this Agreement will become effective and enforceable on the eighth (8th) calendar day after the date Employee signed it, provided that Employee has delivered Employee's signed Agreement to SEI and Employee did not revoke the Agreement. Any notice referred to in this Paragraph must be received by SEI on or before the close of business of the respective due date. 15. Section 409A. This Agreement is intended to comply with section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), or an exemption, and the provisions of this Paragraph shall apply notwithstanding any provisions of this Agreement to the contrary. Payments made under this Agreement are intended to be exempt from Section 409A under the “short-term deferral” exception, to the maximum extent applicable, and then under the “separation pay” exception, to the maximum extent applicable. All payments to be made upon a termination of employment under this Agreement may only be made upon a "separation from service" under Section 409A. For purposes of Section 409A, the right to a series of installment payments under this Agreement shall be treated as a right to a series of separate payments and each payment shall be treated as a separate payment. With respect to any payments that are subject to Section 409A, in no event shall Employee, directly or indirectly, designate the calendar year of a payment. Any reimbursements and in-kind benefits provided under this Agreement shall be made or provided in accordance with the requirements of Section 409A. 16. Return of Property. Employee represents, warrants and acknowledges that: (a) Employee has or will have returned all SEI property, equipment, and confidential or proprietary information/documents, whether electronic or printed, that were in Employee’s possession, custody or control as of the Separation Date; (b) all SEI company property/documents forwarded to Employee’s personal email account or as otherwise may have been accessed by Employee have been deleted from any and all email accounts as

Page 7 well as from any computers, phones, USB devices, storage services, systems, devices or the like where they were stored; and (c) Employee has no access to any personal or other data related to a client of any of SEI or Releasees. 17. References; Reemployment. SEI will respond in a timely manner to inquiries from prospective employers in accordance with company policy, which is to provide dates of employment and last position held and, if requested in writing by Employee, Employee’s annualized salary at the time Employee’s employment terminated. Employee agrees that SEI and Releasees do not have any obligation to re-employ or engage Employee. No later than the Separation Date, Employee agrees to update all resumes, CVs and online profiles (including, but not limited to, LinkedIn) to reflect that Employee’s employment with SEI has ended. 18. Duty of Cooperation. Employee agrees to cooperate fully and in a timely manner with SEI and its counsel with respect to any matter (including any litigation, investigation or governmental proceeding) which relates to Employee’s employment with SEI. This may include appearing from time-to-time for related conferences and interviews and providing SEI and its counsel with the full benefit of Employee’s knowledge with respect to any such matter. Subject to SEI’s prior approval, SEI will reimburse Employee for reasonable out- of-pocket costs and expenses such as travel expenses, and will endeavor to set meeting times that are mutually agreeable. 19. Non-Admission of Liability. Nothing in this Agreement shall be considered to be an admission by SEI or any of the Releasees of any wrongdoing or violation of any federal, state or local law or of any duty owed by SEI or Releasees to Employee. 20. Entire Agreement; Severability. This Agreement constitutes the entire understanding of the parties on the subject matter of the Agreement. This Agreement supersedes all other prior agreements between Employee and SEI regarding the subjects covered by this Agreement, including provisions that relate to Paragraphs 8-12 above to the extent they conflict with this Agreement. Neither SEI nor any of its agents, representatives, employees, or attorneys have made any representations to Employee concerning the terms or effects of this Agreement other than those contained herein. This Agreement may only be modified by an agreement in writing signed by Employee and an authorized representative of SEI. In the event that any provision, or any portion thereof, becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without such provision or portion of such provision. 21. Choice of Law and Forum; Enforcement. This Agreement was negotiated in and shall be governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, where SEI maintains its principal place of business, without regard to its principles of conflicts of laws. With respect to any dispute arising out of or related to this Agreement, the venue for resolution of any disputes shall be exclusively in federal Court in the Eastern District of Pennsylvania or state court in Montgomery County, Pennsylvania. Each of the parties irrevocably waives any objection that they may now or hereafter have based on personal jurisdiction or venue, including but not limited to any objection based on forum non conveniens. Employee acknowledges that a breach of the obligations contained in Paragraphs 7-13 of this Agreement will cause irreparable harm to SEI and that damages arising out of such breach would be difficult to determine. Therefore, in addition

Page 8 to any other remedies, SEI shall be entitled to specific performance and injunctive relief, without the posting of any bond or similar instrument, and without proving actual damage. If SEI prevails in enforcing such rights, in whole or in part, in any suit, Employee will reimburse SEI for its attorneys’ fees and expenses. If any of the restrictions set forth in Paragraphs 7-13 are held invalid or unenforceable by a court, then such restrictions shall be reduced only to the extent necessary to cure such invalidity. SEI may assign the rights in this Agreement to any related company, entity or purchaser, and Employee has no such right to assignment. BY SIGNING BELOW, EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS READ THIS AGREEMENT AND UNDERSTANDS THAT THIS AGREEMENT CONTAINS A GENERAL RELEASE OF CLAIMS RELATING TO EMPLOYEE’S EMPLOYMENT AND TERMINATION OF EMPLOYMENT WITH SEI. EMPLOYEE SIGNS THIS AGREEMENT FREELY AND VOLUNTARILY, WITHOUT DURESS OR COERCION. /s/Wayne Withrow___________________ Date: December 19, 2023 Wayne Withrow Witness: /s/Michael N. Peterson _______________ Name: Michael N. Peterson SEI Investments Company By: /s/Ryan Hicke___________________ Date: December 19, 2023 Ryan Hicke Chief Executive Officer

EXHIBIT A SUPPLEMENTAL RELEASE AGREEMENT This Supplemental Release Agreement (“Supplemental Agreement”) is entered into by and between SEI Investments Company (“SEI”) and Wayne Withrow (“Employee”). WHEREAS, Employee has executed a Confidential Separation and General Release of Claims Agreement (“Agreement”) in exchange for payments and other benefits from SEI; WHEREAS, in the Agreement, Employee agreed to execute a Supplemental Agreement as a condition of receiving the payments and others benefits provided for in the Agreement; NOW, THEREFORE, for and in consideration of the promises set forth in the Agreement and herein, and intending to be legally bound, Employee and SEI agree as follows: Employee knowingly and voluntarily waives and releases SEI, its affiliates, subsidiaries, investment funds, and divisions, each of their respective predecessors, successors and assigns, and each of their respective past and present employees, officers, directors, managers, partners, members, shareholders, trustees, attorneys, insurers and reinsurers, and agents, and any employee benefit plan for which Employee is or was a participant or beneficiary, and such plans’ current and former administrators, fiduciaries, trustees, record keepers, parties-in-interest, plan administration committees, plan administration committee members, investment committees, investment committee members, plan design committees, plan design committee members, claim administrators, investment advisors, investment options, and agents, representatives, insurers and reinsurers (collectively, “Releasees”), of and from any actions, suits, debts, claims and demands whatsoever in law or in equity (collectively, “Claims”) which Employee ever had, now has, or may have, or which the heirs, executors or administrator of Employee hereafter may have, known or unknown, based upon any fact, circumstance or event occurring or existing up through the date Employee executes this Supplemental Agreement. This Release specifically includes, but is not limited to any Claims arising out of or related to Employee’s employment with SEI or the separation of that employment, including but not limited to all Claims arising under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, 42 U.S.C. Section 1981, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, the Equal Pay Act of 1963, the Genetic Information Nondiscrimination Act of 2008, the Family and Medical Leave Act of 1993, the National Labor Relations Act, the Worker Adjustment and Retraining Notification Act, the Uniform Services Employment and Reemployment Rights Act, any federal, state or local law or order arising from and/or enacted to address the COVID-19 virus, and the Age Discrimination in Employment Act, as amended by the Older Workers Benefits Protection Act, each as amended. Employee also hereby waives and releases any Claims under the Pennsylvania Human Relations Act, the Pennsylvania Whistleblower Law, the Pennsylvania Equal Pay Law, and any other federal, state or local laws or regulations prohibiting discrimination in the workplace or that otherwise regulate employment terms and conditions, as well as any Claims for wrongful termination, breach of express or implied contract, unfair treatment, discrimination, harassment, retaliation, whistleblower violations (to the fullest extent they may be released under applicable law), violation of public policy, intentional or negligent infliction of emotional distress, defamation or other tort Claims, or any other claims under common law now or hereafter recognized that relate in any way to Employee’s employment with SEI, or the separation of that employment, up to and including the date Employee executes this Supplemental Agreement. This Release

Page 2 specifically includes any Claims for attorneys’ fees and costs that are or may be incurred by Employee for any reason. Employee is also releasing and waiving any and all Claims Employee might otherwise be able to bring on behalf of any employee benefit plan for which Employee is or was a participant or beneficiary. Employee is not waiving any right to Employee’s vested account balance under the written terms of SEI’s Capital Accumulation Plan (401(k) Plan), claims for unemployment or workers’ compensation benefits, any medical claim or any judgment or monetary awards or settlements that may arise related to medical benefits under the group health plan sponsored by SEI, claims arising after the date on which Employee signs this Supplemental Agreement, or claims that are not otherwise waivable under applicable law. Employee confirms that to date, Employee has not caused or permitted any charge, complaint, lawsuit, arbitration or any other action or proceeding whatsoever to be filed against SEI or any of the Releasees based on Employee’s employment with SEI or the termination of that employment. Employee agrees never to file any complaint, demand for arbitration, or lawsuit against SEI or any of the Releasees, or allow any other party acting on Employee’s behalf to do so, based on or asserting any claims relating to Employee’s employment with SEI, the termination of employment with SEI, or any of the Claims released in this Supplemental Agreement (including but not limited to Claims on Employee’s own behalf or on behalf of any employee benefit plan for which Employee is or was a participant or beneficiary). Nothing in this Supplemental Agreement is intended to interfere with Employee’s right to file a charge or participate in an administrative investigation or proceeding; provided, however, that Employee expressly releases and waives any right to recovery of any type from SEI or the Releasees, including back pay, front pay, compensatory damages, liquidated or punitive damages, attorneys’ fees, reinstatement, or any other benefit, in any administrative, court or other action, whether federal, state or local, and whether brought by Employee or on Employee’s behalf, related in any way to the matters released in this Supplemental Agreement. Employee has read the terms of this Supplemental Agreement and understands its terms and effects. Employee is advised to consult with an attorney before signing this Supplemental Agreement, and Employee understands that it is Employee’s decision whether or not to consult with an attorney. Employee has signed this Supplemental Agreement with the intention of releasing all claims against SEI and Releasees in exchange for the Consideration and Benefits described in the Agreement, which Employee acknowledges is valid and sufficient consideration. Employee may consider this Supplemental Agreement for a period of up to twenty-one (21) calendar days from the date on which it is presented to Employee. Employee may revoke this Supplemental Agreement at any time within seven (7) calendar days after signing it by delivering written notice to the attention of Colleen Stratton, Email: [email address omitted]; Facsimile: [Facsimilie number omitted], Address: SEI Investments Company, 1 Freedom Valley Drive, Oaks PA 19456. If Employee fails to sign and return this Supplemental Agreement or revokes this Supplemental Agreement on a timely basis, this Supplemental Agreement shall be null and void and SEI shall have no obligations hereunder. Subject to Employee's promises and obligations as set forth in this Supplemental Agreement, this Supplemental Agreement will become effective and enforceable on the eighth (8th) calendar day after the date Employee signed it, provided that Employee has delivered Employee's signed Supplemental Agreement to SEI and Employee did not revoke the Supplemental Agreement. Any notice referred to in this Paragraph must be received by SEI on or before the close of business of the respective due date.

Page 3 In all other respects, the Agreement remains in full force and effect. Assuming Employee executes and complies with the term of this Supplemental Agreement, has complied and is complying with the terms of the Agreement and has not revoked the Agreement or this Supplemental Agreement, Employee will receive the payments and other benefits on the terms and conditions set forth in the Agreement. ______________________________ Date: ________________________ Wayne Withrow Witness: ______________________________ Name: SEI Investments Company By: _______________________________ Date: _________________________ Ryan Hicke Chief Executive Officer